UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Washington Mutual, Inc., et al. Case No. 08-12229 (MFW)
Reporting Period: 09-01-09 to 09-30-09

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Post petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services outsourced including remission of taxes
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Post petition Debts	MOR-4	n/a	Detail on face of balance sheet.
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ John Maciel	October 29, 2009
Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results. This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware. Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision, appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB. Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records. As a result of the Sale, many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan. Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information. In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPMorgan. Accordingly, this Monthly Operating Report was prepared, in part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date. However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted. The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
September 2009 Monthly Operating Report -- UNAUDITED
MOR 1 -- Schedule of Cash Receipts and Disbursements

	Washington Mutual, Inc.							WMI Investment Corp.
Account	Deposit	Deposit	Deposit	Deposit	Money Market	General		Deposit	General
Bank	WMB/JPM	WMB/JPM	WMB/JPM	WMB/JPM	Bank of America	Bank of America		WMB/JPM	Bank of America
Bank Account	xxx0667	xxx4234	xxx9626	xxx9663	xxx0658	xxx4228	WMI	xxx4704	xxx4231	WMI Inv Corp	Combined
GL Account	70 /10450	70 / 10441	70 / 10451	70 / 10452	70 / 12510	70 /10305	Total	467 / 10450	467 / 10305	Total	Total

Opening Balance - 08/31/2009	261,738,090	3,673,704,861	4,657	748,941	13,237,388	4,175,754	3,953,609,691	53,570,289	156,171	53,726,460	4,007,336,151

Receipts

Interest & investment returns	40,014	561,624	1	115	1,136	200,188	803,077	8,190	64,352	72,542	875,618
Tax refunds						-	-			-	-
Reimbursements/distributions from subs						521,990	521,990			-	521,990
Sales of assets/securities						-	-			-	-
Death benefit proceeds						-	-				-
Other miscellaneous receipts						392	392			-	392
Total Receipts	40,014	561,624	1	115	1,136	722,571	1,325,459	8,190	64,352	72,542	1,398,001

Transfers

Sweep to/(from) Money Market account					(8,000,000)	8,000,000	-			-	-
Sweep to Wells Managed Account					-	-	-		-	-	-
Total Transfers	-	-	-	-	(8,000,000)	8,000,000	-	-	-	-	-

Disbursements

Salaries and benefits						282,240	282,240	-	-	-	282,240
Travel and other expenses						28,579	28,579	-	-	-	28,579
Occupancy and supplies						128,763	128,763	-	-	-	128,763
Professional fees						8,323,438	8,323,438	-	-	-	8,323,438
Other outside services						640,193	640,193	-	-	-	640,193
Bank fees						27,770	27,770	-	-	-	27,770
US Trustee quarterly Fees						-	-	-	-	-	-
Directors fees						65,000	65,000	-	-	-	65,000
Miscellaneous adjustments						-	-	-	-	-	-
Total Disbursements	-	-	-	-		9,495,983	9,495,983	-	-	-	9,495,983

Net Cash Flow	40,014	561,624	1	115	(7,998,864)	(773,413)	(8,170,524)	8,190	64,352	72,542	(8,097,982)

Cash - End of Month	261,778,104	3,674,266,485	4,658	749,056	5,238,524	3,402,341	3,945,439,167	53,578,479	220,523	53,799,002	3,999,238,169

GL Balance	261,778,104	3,674,266,485	4,658	749,056	5,238,523	3,402,341	3,945,439,167	53,578,478	220,523	53,799,001	3,999,238,168

Net value - short-term securities							647,881,272			221,016,646	868,897,917

Total Cash & Cash Equivalents							4,593,320,439			274,815,647	4,868,136,086

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)

September 2009 Monthly Operating Report -- UNAUDITED

MOR 1a and MOR 1c -- Cash

Bank Reconciliations

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

The Debtors' standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after month end.

In May 2009, JPMorgan Chase Bank, National Association (“JPM”) transitioned the account ending in “4234” from the WaMu deposit platform to the Chase deposit platform. Since the transition, JPM has only provided the Debtors with bank account statements for certain months. For the period covered by this MOR, we are able to reconcile information related to the account ending in “4234” against a related bank statement.

/s/ John Maciel

John Maciel

Chief Financial Officer

Washington Mutual, Inc.

Case No. 08-12229 (MFW)
Washington Mutual, Inc.
MOR-1B: Schedule of Professional Fees Paid
Month Ended September 30, 2009

		Check		Amount Paid* - Sep'09		Amount Paid CTD
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

Akin, Gump, Strauss, Hauer & Feld LLP	02/01/09 - 05/31/09	Wires	9/3/2009, 9/29/09	$941,094.40	$20,467.35	$6,552,682.05	$217,581.79
Alvarez & Marsal	08/01/09 - 08/31/09	Wire	09/24/09	2,701,857.25	151,665.42	22,292,680.44	1,132,928.97
CONSOR Intellectual Asset Management	06/01/09 - 07/31/09	1811	09/24/09	47,352.00	-	255,318.00	3,249.00
CP Energy Group, LLC	06/01/09 - 07/31/09	1777, 1796	09/10/09, 09/17/09	16,000.00	64.91	55,285.71	128.79
Davis Wright Tremaine LLP	06/01/09 - 06/30/09	1779	09/10/09	19,467.60	-	636,489.60	19,731.90
Elliott Greenleaf	07/01/09 - 07/31/09	Wire	09/24/09	65,012.00	15,070.71	167,261.60	19,656.75
FTI Consulting, Inc.	07/01/09 - 07/31/09	Wire	09/24/09	260,536.00	1,367.50	2,804,091.70	29,923.65
Gibson, Dunn & Crutcher LLP	06/01/09 - 06/30/09	1780	09/10/09	48,769.60	1,907.32	512,343.35	8,410.95
Grant Thornton	06/01/09 - 07/31/09	1797	09/17/09	71,992.00	9,560.94	231,721.00	15,605.18
Joele Frank, Wilkinson Brimmer Katcher	08/01/09 - 08/31/09	1782	09/10/09	7,036.25	1,110.30	103,623.75	7,216.51
John W. Wolfe, P.S.	07/01/09 - 07/31/09	1799	09/17/09	72,453.20	185.69	418,158.40	742.69
Kurtzman Carson Consultants LLC	07/01/09 - 07/31/09	1763	09/03/09	63,114.78	-	1,129,890.12	-
Miller & Chevalier Chartered	07/01/09 - 07/31/09	1817	09/24/09	14,595.60	-	141,876.60	-
McKee Nelson LLP / Bingham McCutchen LLP	06/01/09 - 07/31/09	Wires	09/10/09, 09/24/09	225,102.60	17,256.31	833,900.40	26,976.82
Milliman				-	-	29,697.49	-
Pepper Hamilton LLP	06/01/09 - 06/31/09	Wire	09/03/09	89,246.40	4,160.15	1,317,567.32	64,410.35
Perkins Coie LLP				-	-	912,334.75	19,338.72
PricewaterhouseCoopers LLP	06/01/09 - 06/30/09	Wire	09/10/09	178,857.60	26,344.97	816,438.80	103,356.46
Quinn Emanuel Urquhart Oliver & Hedges				-	-	1,625,468.00	30,037.11
Richards, Layton & Finger P.A.	06/01/09 - 07/31/09	Wires	09/10/09, 09/24/09	38,313.20	3,698.04	250,113.20	25,324.38
Shearman & Sterling LLP	06/01/09 - 07/31/09	1805	09/17/09	50,829.20	68.42	689,972.20	16,770.00
Simpson Thacher & Bartlett LLP				-	-	352,029.75	9,901.86
Towers, Perrin, Forster & Crosby, Inc.				-	-	80,901.43	-
Weil, Gotshal & Manges LLP	02/01/09 - 04/30/09	Wire	09/10/09	3,050,555.40	108,324.71	10,582,503.40	291,200.96

Total				$7,962,185.08	$361,252.74	$52,792,349.06	$ 2,042,492.84

* Interim fee applications for the period 02/01/09 – 05/31/09 and multiple invoices were paid during this period.

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
September 2009 Monthly Operating Report -- UNAUDITED
MOR 2 Statement of Operations for the period 9/1/09 to 9/30/09

	Washington Mutual, Inc.		WMI Investment Corp.
	September 2009	Cumulative to Date	September 2009	Cumulative to Date
Revenues:
Interest income:
Cash equivalents	702,452	10,388,536	45,510	493,633
Securities	277,065	3,111,198	-	2,976,201
Notes receivable - intercompany	46,341	932,151	-	1
Other	155	1,030,206	-	-
Total interest income	1,026,014	15,462,090	45,510	3,469,835

Earnings (losses) from subsidiaries and other equity investments	1,109,392	(211,429,256)	-	(23,722,803)
Gains (losses) from securities / investments	174,715	(10,457,842)	71,996	(112,282,081)
Other income	70,707	2,311,634	-	(0)
Total revenues	2,380,828	(204,113,373)	117,506	(132,535,049)

Operating expenses:
Compensation and benefits	435,682	4,853,581	-	-
Occupancy and equipment	93,380	1,020,899	-	-
Professional fees	1,198,444	6,681,393	-	148
Loss / (Income) from BOLI/COLI policies	(115,366)	(5,438,355)	-	-
Management fees / Transition services	(45,019)	1,950,762	-	-
Insurance	416,668	14,903,505	-	-
Other	186,376	1,282,909	14,308	394,482
Total operating expenses	2,170,164	25,254,694	14,308	394,631

Net profit (loss) before other income and expenses	210,663	(229,368,067)	103,198	(132,929,679)

Other income and expenses:
Interest expense:
Notes payable - intercompany	-	-	-	-
Borrowings	-	-	-	-
Total interest expense	-	-	-	-
Other expense / (income)	-	(55,028,000)	-	-

Net profit (loss) before reorganization items	210,663	(174,340,067)	103,198	(132,929,679)

Reorganization items:
Professional fees	5,005,984	63,004,767	-	-
US Trustee quarterly fees	7,000	73,000	-	5,850
Gains (losses) from sale of assets	-	-	-	-
Other reorganization expenses	542,710	6,666,987	-	-
Total reorganization items	5,555,694	69,744,753	-	5,850
Net profit (loss) before income taxes	(5,345,031)	(244,084,821)	103,198	(132,935,529)

Income taxes	-	50	-	-

Net profit (loss)	(5,345,031)	(244,084,871)	103,198	(132,935,529)

Income tax rate	0.0%	0.0%	0.0%	0.0%

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
September 2009 Monthly Operating Report -- UNAUDITED
MOR 3 Balance Sheet as of 9/30/2009 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.
	9/30/09	9/26/08	9/30/09	9/26/08
Assets:
Unrestricted cash and cash equivalents	4,593,320,439	4,018,083,009	274,815,647	52,974,376
Restricted cash and cash equivalents	94,959,339	145,668,884	-	-
Investment securities	68,958,843	59,688,627	-	266,444,881
Accrued interest receivable	819,032	413,253	3,758	4,084,658
Accounts receivable	-	-	-	-
Income tax receivable	477,457,483	742,680,150	22,187,560	22,187,560
Prepaid expenses	1,077,187	11,311,510	-	-
Cash surrender value of BOLI/COLI	88,392,418	84,039,738	-	-
Funded Pension	39,173,922	638,870,071	-	-
Other investments	-	23,668,909	40,549,853	65,952,708
Investment in subsidiaries	1,475,000,431	1,895,218,467	-	-
Notes receivable - intercompany	12,322,273	58,001,133	565,844,197	565,844,197
Fixed Assets	101,717	-	-	-
Other assets	81,325,666	23,489,277	-	-
Total assets	6,932,908,747	7,701,133,028	903,401,016	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	6,021,311	-	-	-
Taxes payable	-	-	-	-
Accrued wages and benefits	1,036,012	-	-	-
Other accrued liabilities	10,276,183	-	15,725	-
Rent and equipment lease payable	-	-	-	-
Deferred tax liability / (asset)	-	-	-	-
Other Liabilities - Intercompany	-	-	-	-
Other post-petition liabilities	-	-	-	-
Minority interest	1,111,992	3,104,022	-	-
Total post-petition liabilities	18,445,499	3,104,022	15,725	-

Liabilities subject to compromise (Pre-petition):
Senior debt	4,108,911,139	4,108,911,139	-	-
Subordinated debt	1,613,991,512	1,613,991,512	-	-
Junior subordinated debt	742,476,453	742,476,453
Accrued interest payable	75,907,764	75,907,764	-	-
Intercompany payables	684,095,259	684,095,258	-	-
Accounts payable	4,480,720	3,941,450	-	-
Taxes payable	550,080,833	550,080,833	-	-
Payroll and benefit accruals	407,236,707	407,215,221	-	-
Other accrued liabilities	86,421,167	92,259,015	-	-
Other pre-petition liabilities	198	223	-	-
Total pre-petition liabilities	8,273,601,752	8,278,878,868	-	-

Total liabilities	8,292,047,251	8,281,982,890	15,725	-

Shareholders' equity:
Preferred stock	3,392,341,954	3,392,341,953	-	-
Common stock	12,988,753,556	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(754,344,362)	(222,770,180)	22,187,560	(36,644,880)
Retained earnings - pre-petition	(16,741,804,781)	(16,739,175,191)	14,133,260	14,133,260
Retained earnings - post-petition	(244,084,871)	-	(132,935,529)	-
Total shareholders' equity	(1,359,138,504)	(580,849,862)	903,385,291	977,488,380

Total liabilities and shareholder's equity	6,932,908,747	7,701,133,028	903,401,016	977,488,380

NOTES TO MOR-2 and MOR-3

Note 1: Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI); and

•

Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time). The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI. If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

WMI and its advisors are currently assessing a number of legal, accounting and tax issues related to the Securities and the transactions related to the Conditional Exchange. Because of these unresolved issues, WMI has not yet reflected the Conditional Exchange and/or its attendant transactions on its financial statements, including any possible interests (direct or indirect, contingent or otherwise) in the Securities and the assets, as the case may be, of Washington Mutual Preferred Funding LLC.

Assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis, WMI’s financial statements would reflect (a) a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock; (b) an investment in subsidiary (i.e. WMB) of approximately $3.9 billion upon contribution of the Preferred Securities by WMI to WMB; and (c) an immediate and corresponding write-down of such investment in subsidiary.

Note 2: Restricted Cash and Cash Equivalents

WMI’s restricted cash and cash equivalents of $95 million includes $39 million of accumulated dividends related to amounts held in escrow pertaining to that certain action styled as American Savings Bank, F.A et al. v United States, Case No 92-872C pending in the United States Court of Federal Claims, $53 million in a deposit account pledged as collateral to secure prepetition intercompany transactions between WMI and WMB and $3 million held as part of a Rabbi Trust.

Note 3: Investment in Subsidiaries

WMI’s investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI Investment Corp. (“WMI Investment”). This balance does not represent the market value of these entities.

WMI subsidiaries hold unsecured notes receivable from WMB or JPMorgan, as the case may be, totaling approximately $179 million.

Note 4: Funded Pension

The funded pension balance reflects the (1) the market value of assets as of December 2, 2008 less (2) the November 2008 actuarial estimated settlement value of September 25, 2008 liabilities. The value does not reflect any recent changes in market values, interest rate assumptions and the participants since November 2008 which could materially affect the results.

Note 5: Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected. Generally, tax related claims and payables are recorded on `WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and have not been adjusted for any potential claims against these assets. The current recorded balances do not reflect all expected refunds or payments as these amounts are currently being reviewed. The current estimate for the total expected refunds, net of potential payments, is in the range of approximately $2.6 - $3.0 billion. WMI understands that JPMorgan, the purchaser of substantially all of WMB’s assets, may seek to claim all or a portion of the expected tax refunds.

No provision or benefit from income taxes has been recorded as the NOL’s are expected to be sufficient to offset income during the reported period. Income tax expense contains alternative minimum taxes paid in certain states.

Note 6: Liabilities Subject to Compromise (Pre-Petition) – Payroll and benefit accruals

WMI’s pre-petition payroll and benefit accruals include balances reflecting WMI’s historic accounting policies related to pension accounting. Prior to the Petition Date, WMI recorded a $274 million liability in respect of such accruals and WMB recorded a $274 million asset, which amounts were netted out and eliminated on a consolidated basis. Neither balance was reported as an intercompany balance. WMI is analyzing these accounting entries and treatment within the context of its bankruptcy proceedings.

Washington Mutual, Inc. / WMI Investment Corp.	Case No. 08-12229 (MFW)
September 2009 Monthly Operating Report -- UNAUDITED
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition

Federal	NOTES

Withholding		-		62,210.00	(31,067.00)	31,143.00					-
FICA -- Employee		-		9,601.93	(4,789.35)	4,812.58					-
FICA -- Employer		-	9,601.93		(4,789.35)	4,812.58					-
Unemployment		182.66	41.34			224.00					-
Income	**					-					-
Other:						-					-
Total Federal		182.66	9,643.27	71,811.93	(40,645.70)	40,992.16	-	-	-	-	-

State and Local

Withholding	n/a
Sales	***					-
Unemployment		464.49	229.05			693.54
Disability		802.98	254.48	169.15		1,226.61
Real Property	n/a					-
Personal Property	n/a					-
Other		1,746.25	887.44			2,633.69

Total State and Local		3,013.72	1,370.97	169.15	-	4,553.84	-	-	-	-	-

Total Taxes		3,196.38	11,014.24	71,981.08	(40,645.70)	45,546.00	-	-	-	-	-

NOTES

** WMI has booked no federal income tax on its post-petition income tax provision, nor has it made any federal payments. WMI has booked $50.00 of state income tax on its post-petition income tax provision for its 2008 Arizona corporate income tax extension payment that was paid in April 2009.

*** WMI does not have any Washington or City of Seattle sales/use tax liability for the month of September.

I attest that all tax returns have been filed in accordance with federal / state / county / city requirements for the above period.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc., et al

Washington Mutual, Inc. and WMI Investment Corp.
Tax Return Filings
For the Period 9/01/2009 through 9/30/2009

Property Tax Filings:

No property tax returns were filed during the period 9/01/2009 through 9/30/2009.

Sales/Use Tax Filings:

No sales/use tax returns were filed during the period 9/01/2009 through 9/30/2009.

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	9/18/2009	9/18/2009

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI & Subs	IRS (Federal)	Corporation income tax return	9/15/2009	9/15/2009
WMI	Georgia	Corporation tax return	9/15/2009	9/15/2009

Case No. 08-12229 (MFW)
Washington Mutual, Inc.
MOR-4: Post Petition Accounts Payable Aging by Vendor
As of September 30, 2009

Vendor	Current *	31 - 60	61- 90	91 and Over	Total

Akin, Gump, Strauss, Hauer & Feld LLP	$ 233,038.95	$ -	$ -	$ -	$ 233,038.95
ARAMARK Refreshment Services	222.41	-	-	-	222.41
AT&T	4,034.89	-	-	-	4,034.89
Brouwer, Curt	464.04	-	-	-	464.04
Chin, Jodi M.	126.00	-	-	-	126.00
CONSOR Intellectual Asset Management	11,838.00	-	-	-	11,838.00
CP Energy Group, LLC	14,030.68	-	-	-	14,030.68
Cronk, Thomas	285.84	-	-	-	285.84
Davis Wright Tremaine LLP	4,866.90	-	-	-	4,866.90
Depository Trust Company	1,472.00	-	-	-	1,472.00
Ed Gillespie Strategies LLC	40,000.00	-	-	-	40,000.00
Elliott Greenleaf	89,934.67	-	-	-	89,934.67
FTI Consulting, Inc.	368,009.14	-	-	-	368,009.14
Gibson, Dunn & Crutcher LLP	12,192.40	-	-	-	12,192.40
Grant Thornton	17,998.00	-	-	-	17,998.00
Grayson, Helen	340.71	-	-	-	340.71
John W. Wolfe, P.S.	157,534.83	-	-	-	157,534.83
Johnson, Debbie M.	126.00	-	-	-	126.00
Ken Cunningham Group, LLC	12,500.00	-	-	-	12,500.00
Klinkhammer, Kraig M.	1,820.98	-	-	-	1,820.98
Logan, Doreen	1,053.06	-	-	-	1,053.06
McKee Nelson LLP / Bingham McCutchen LLP	56,275.65	-	-	-	56,275.65
Mellon Investor Services, LLC	6,125.24	-	-	-	6,125.24
Miller & Chevalier Chartered	27,215.26	-	-	-	27,215.26
Nguyen, Nicholas P.	90.00	-	-	-	90.00
Palsha, Jane	247.48	-	-	-	247.48
Pepper Hamilton LLP	151,073.14	-	-	-	151,073.14
Perkins Coie LLP	319,208.83	-	-	-	319,208.83
PricewaterhouseCoopers LLP	539,796.17	-	-	-	539,796.17
Quinn Emanuel Urquhart Oliver & Hedges	1,519,607.02	-	-	-	1,519,607.02
Richards, Layton & Finger P.A.	41,965.08	-	-	-	41,965.08
Schrag, Jan	1,551.42	-	-	-	1,551.42
Shearman & Sterling LLP	40,739.19	-	-	-	40,739.19
Silverstein & Pomerantz, LLP	12,360.03	-	-	-	12,360.03
Simpson Thacher & Bartlett LLP	80,990.91	-	-	-	80,990.91
Suzuki, Dennis	235.42	-	-	-	235.42
Weil, Gotshal & Manges LLP	2,251,098.61	-	-	-	2,251,098.61
Williams, Robert J.	842.48	-	-	-	842.48

Total	$6,021,311.43	$ -	$ -	$ -	$6,021,311.43

NOTES
*Any holdback for professionals pursuant to their respective retention orders are included in “Current.”

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverage in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X